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                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of THQ Inc. on Form S-3 of our report dated February 16, 2001, included in and incorporated by reference in Registration Statement No. 333-67978 of THQ Inc.
on Form S-3.

                                               /s/ DELOITTE & TOUCHE LLP
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Los Angeles, California
November 13, 2001